SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 8, 2000

MUTUALFIRST FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana 47305-2419

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (765) 747-2800

N/A

(Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

        On December 8, 2000, MutualFirst Financial, Inc. ("MutualFirst") the parent company of Mutual Federal Savings Bank ("Mutual Federal") issued the press release included as Exhibit 99 to this Report, announcing the consummation of its merger with Marion Capital Holdings, Inc. ("Marion"), including the merger of Mutual Federal with First Federal Savings Bank ("First Federal"), a wholly owned subsidiary of Marion.

        Information regarding this merger was previously reported in the proxy statement/prospectus contained in MutualFirst's Registration Statement on Form S-4, Registration Number 333-46510, which was filed with the Securities and Exchange Commission ("SEC") on September 25, 2000 and is incorporated herein by reference. Marion shareholders will receive 1.862 shares of MutualFirst common stock for each share of Marion common stock with fractional shares paid in cash. Marion shareholders will be receiving information in the mail on the exchange of their Marion common stock within the next two weeks. Upon consummation of the merger, Steven L. Banks, John M. Dalton, Jon R. Marler and Jerry D. McVicker were named to the MutualFirst Board of Directors.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

    The financial statements of Marion, including its consolidated statement of financial condition as of June 30,2000, and June 30, 1999, and related consolidated statements of income, shareholders' equity and cash flows for the three fiscal years ended June 30, 2000, are hereby incorporated by reference from pages F-33 to F-60 of the Registrant's Registration Statement on Form S-4 (Registration Number 333-46510) filed with the SEC on September 25, 2000.

    The unaudited financial statements of Marion, including its consolidated condensed statement of financial condition as of September 30, 2000 and June 30,2000, and related consolidated condensed statements of income, shareholders' equity and cash flows for the three months ended September 30, 2000, are hereby incorporated by reference to Marion's Quarterly Report on Form 10-QSB filed with the SEC (SEC file no. 000-21108) on November 14, 2000.
(b) Pro Forma Financial Statements
    The Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2000, is
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    incorporated herein by reference from pages 34-39 of the Registrant's Registration Statement on Form S-4 (Registration Number 333-46510) filed with the SEC on September 25, 2000.

    As of the date of this Report, it is impracticable to provide the additional pro forma financial information required on Form 8-K. This pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but in any event not later than February 26, 2001.

(c) Exhibits

              2. Registrant's Registration Statement on Form S-4 (Registration Number 333-46510)
                  filed with the Commission on September 25, 2000 is incorporated herein by reference.

            99. Press Release of MutualFirst, dated December 8, 2000.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                 MUTUALFIRST FINANCIAL, INC.

Date:December __, 2000                                                               By: /s/ R. DONN ROBERTS
                                                                                                           R. Donn Roberts
                                                                                                           President and Chief Executive
                                                                                                           Officer
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